UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2023

AMERISERV FINANCIAL, Inc.

(exact name of registrant as specified in its charter)

Pennsylvania	0-11204	25-1424278
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Main and Franklin Streets, Johnstown, PA	15901
(address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock	ASRV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Form 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) and (b) Voting Results.

At the 2023 annual meeting of shareholders (the “Annual Meeting”) of AmeriServ Financial, Inc. (the “Company”) held on May 26, 2023, the shareholders voted on the four proposals set forth below and as further described in the Company’s definitive proxy statement dated April 26, 2023. These proposals were submitted to a vote through the solicitation of proxies. The results of the votes are set forth below.

Proposal 1 – Election of three Class I director nominees of the Company’s board of directors, each to serve until the 2026 annual meeting of shareholders, or until the earlier of their resignation or their respective successors shall have been duly elected and qualified:1

	For	Withhold	Broker Non-Votes
Richard W. Bloomingdale	6,659,737	1,442,147	228,027
David J. Hickton	6,678,799	1,423,084	228,027
Daniel A. Onorato	6,461,812	1,640,071	228,027

Proposal 2 – Approval and adoption of an amendment to the Company’s Amended and Restated Articles of Incorporation to eliminate the ability to exercise cumulative voting in director elections:1

For	Against	Abstain	Broker Non-Votes
4,508,083	6,703,941	122,991	228,027

Proposal 3 – An advisory vote to approve the compensation of the named executive officers of the Company:1

For	Against	Abstain	Broker Non-Votes
6,686,036	4,453,988	194,991	228,027

Proposal 4 – Ratification of the appointment of S.R. Snodgrass P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:1

For	Against	Abstain	Broker Non-Votes
11,110,840	296,630	155,572	0

Note:

(1)	On May 22, 2023, the United States District Court for the Western District of Pennsylvania (“the United States District Court”) denied the motion for preliminary injunction filed by Driver Opportunity Partners I LP (together with Driver Management Company LLC and its affiliates, the “Driver Group”) to enjoin the Company from holding the Annual Meeting until after a court decision on the Driver Group’s claims relating to the Company’s rejection of the Driver Group’s documents (the “Purported Nomination Notice”) submitted to the Company purporting to provide qualifying and timely notice of its intent to nominate three director candidates (collectively, the “Purported Driver Nominees”) for election at the Annual Meeting. The Company had notified Driver that the Purported Nomination Notice was invalid due to its failure to comply with the Company’s bylaws as a result of certain material omissions and other material deficiencies. Because the Company had rejected the Purported Nomination Notice, as disclosed in the Company’s proxy statement for the Annual Meeting, proxies submitted to the Driver Group and voted in favor of the Purported Driver Nominees were not recognized or tabulated at the Annual Meeting. Proxies submitted to the Driver Group on matters other than the election of directors were recognized and tabulated at the Annual Meeting. Litigation regarding the Company’s rejection of the Purported Nomination Notice remains pending in the United States District Court.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

104           Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISERV FINANCIAL, Inc.

Date: May 31, 2023	By	/s/ Michael D. Lynch
Michael D. Lynch
EVP & CFO